United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2021

CHEE CORP. (Exact Name of Registrant as Specified in Charter)

Nevada	333-216868	32-0509577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1206 E. Warner Road, Suite 101-l, Gilbert, AZ 85296

 (Address of Principal Executive Offices) (Zip Code)

480-225-4052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 12, 2021, Chee Corp., a Nevada corporation (the “Company”), advanced the amount of $100,000 (the “Advance”) to Klusman Family Holdings, LLC (“KFH”).

On January 15, 2021, the Company filed a Form 8-K (the “Original Filing”) disclosing that it had executed a promissory note dated January 12, 2021, in the amount of $100,000 (the “Original Note”) payable by the Company to KFH. This promissory note was intended to evidence repayment of the Advance and thus was to be payable by KFH to the Company. The Original Note was entered into in error and has been cancelled, and a new promissory note payable by KFH to the Company has been executed in its place. The Company is now amending the Original Filing to disclose the foregoing.

Item 1.01	Entry into a Material Definitive Agreement

On January 12, 2021, the Company advanced the amount of $100,000 to KFH. Repayment of this amount was evidenced by a Promissory Note (the “Note”) executed by KFH and payable to the Company. The Note matures on June 30, 2021, is unsecured, bears interest at a rate of 10% per annum, and the unpaid principal and interest may be accelerated upon an event of default as defined thereunder. The amount advanced is to be used by KFH exclusively toward the purchase of real property located in Gilbert, Arizona. Aaron Klusman is the sole member of KFH. Mr. Klusman is also Chief Executive Officer and Chairman of the Board of the Company.

The description of the Note is only a summary of the material terms of the Note, does not purport to be a complete description of the Note, and is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The cancellation of the Original Note as disclosed in the Explanatory Note above is hereby incorporated by reference. There are no early termination penalties resulting from such cancellation. Aaron Klusman is the sole member of KFH. Mr. Klusman is also Chief Executive Officer and Chairman of the Board of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

10.1      Promissory Note payable by Klusman Family Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2021

Chee Corp., a Nevada corporation

By:	/s/ Michael Witherill
Michael Witherill
CFO, Secretary, and Treasurer

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